UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2006

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                      1-9973                    36-3352497
(State or Other Jurisdiction     (Commission File           (IRS Employer
    of Incorporation)                Number)               Identification No.)


    1400 Toastmaster Drive, Elgin, Illinois                      60120
   (Address of Principal Executive Offices)                   (Zip Code)


                                 (847) 741-3300
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

         On November 22, 2006, Selim A. Bassoul, Chairman, Chief Executive Officer and President of The Middleby Corporation (the "Company") and Timothy J. FitzGerald, the Company's Vice President and Chief Financial Officer, each amended stock trading plans pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The plans were amended to defer the effective date of the plans from November 22, 2006 to March 15, 2007. Additionally, the plans provide for the sale of shares of stock at predetermined minimum price thresholds. These predetermined price thresholds were increased from a range of $80 to $95 to a range of $110 to $125. Mr. Bassoul's plan provides for the sale of up to 252,000 shares of Company common stock over a period of two years commencing on March 15, 2007. Mr.

FitzGerald's plan provides for the sale of up to 37,808 shares of Company common stock over a period of two years commencing on March 15, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE MIDDLEBY CORPORATION

Dated: November 24, 2006           By:  /s/ Timothy J. FitzGerald
                                        -------------------------
                                        Timothy J. FitzGerald
                                        Vice President and Chief
                                        Financial Officer